EXHIBIT 99.1

Merrill Lynch Power & Gas Leaders Conference Mark M. Jacobs EVP and Chief Financial Officer

Forward-Looking Statements This presentation may contain forward-looking statements. You can identify these statements by the fact that they do not strictly relate to historical or current facts. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. Our actual results may differ from those expressed or implied by our forward-looking statements as a result of legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, our access to capital and the results of our financing and refinancing efforts, the integration of recent acquisitions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the SEC. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Business Overview Texas Genco strategy Wholesale Energy ~22,000 MW 1 in operation, under construction, or under contract 2003E adjusted EBITDA 2,3 of $250 million Retail Energy Serve over 1.7 million customers 2003E adjusted EBITDA 2 of $700 million 1 Includes Desert Basin (588 MW) and Liberty (568 MW). See Appendix for definition of adjusted EBITDA and reconciliation to GAAP measure. Does not reflect the impact, if any, from our wholesale energy segment's goodwill that we are currently in the process of testing for impairment as of July 2003. See our Form 10-Q filed with the SEC on August 13, 2003 for further discussion. As of 8/31/03

Progress Looming bank debt maturities 2002 Exited proprietary trading and focused commercial activities around assets Today Stabilized capital structure Bank debt refinanced Capital market financing Litigation-focus on California and FERC issues Resolution-focus on California and FERC issues Complex options-based wholesale model / trading business Newly created retail business with focus on operational issues Focused on gaining market share and expanding geographically Identified and implemented significant cost savings Cost structure oriented toward growth

Priorities Resolve major legal and regulatory issues Complete redesign of wholesale business model Implement disciplined planning and accountability processes Grow retail share in ERCOT and PJM Execute cost reduction plan and initiate process improvements Evaluate Texas Genco option and alternatives Further strengthen balance sheet

Retail Energy Overview Residential ~1.4 million customers in Houston under "price-to-beat" ~136,000 customers in other Texas markets Small commercial ~200,000 customers who use < 1 MW of electricity, also under the "price-to-beat" ~7,000 customers in other Texas markets Solutions Large commercial, industrial, and institutional customers who use > 1 MW of electricity ~6,000 MW under contract with ~35,000 metered locations ERCOT generation facilities Primarily Channelview generating units in Texas As of 8/31/03 Residential Business Services Solutions Texas Assets 55 27 13 5 Residential ERCOT generation facilities Solutions Small commercial 2003E Gross Margin

Retail Energy Earnings Drivers Price-to-beat Supply costs Hedging strategy Competitive intensity In-territory customer attrition Out-of-territory customer acquisition Marketing spend Expense control True-up of estimates

Retail Energy Highlights Small Commercial Residential In-territory 8/31/03 market share: ~ 87% In-territory 8/31/03 market share: ~ 60% Number of Customers (millions) Annualized Volume (millions MWh) Expect gains out-of- territory and modest losses in-territory for residential and small commercial Continue Solutions' ERCOT focus and expansion into PJM Total ERCOT Total ERCOT In-territory In-territory

Wholesale Energy Overview Capacity in operation and under contract 20,678 Capacity under construction 866 Concentration in Mid-Atlantic and Northeast Assets across the supply curve 29% base load (primarily coal and hydro) 41% intermediate 30% peaking Assets are well-configured to serve "real" load shapes MW 71% (primarily gas and dual fuel gas / oil) Diverse portfolio of generation assets 1 Includes Desert Basin (588 MW) and Liberty (568 MW). 1 As of 8/31/03

Wholesale Energy Earnings Drivers Supply / demand fundamentals Weather and economic activity Hedging levels Gas prices Market rules Plant performance (outages, etc.) Cost control

Wholesale Energy Market Dynamics



$/MWh
1
Base load
spark spread
On-peak
forward curve
Base load COGS
J F M A M J J A S O N D
2
Peaking COGS
Intermed. COGS
On-peak
forward curve
Base load COGS
J F M A M J J A S O N D
3
Hourly power
prices
On-peak
forward curve
Base load COGS
J F M A M J J A S O N D
4
Peaking COGS
Intermed. COGS
On-peak
forward curve
Base load COGS
J F M A M J J A S O N D

Given our asset mix (29% base load, 71% non-base load), we benefit from absolute price increases and hourly price volatility.

10

Redesign of Wholesale Business Model Implement cost reduction plan and initiate process improvements Increase hedging of open energy and capacity positions Strengthen linkage between generation assets and customers' real loads Optimize commercial activities around assets Review generation asset portfolio for opportunities to mothball, retire, or monetize assets Redesign forecasting to asset-based from option-based model

2003 Outlook Includes approximately $80 million and $36 million of capitalized interest in 2003 and 2004, respectively. $ Millions 1

RRI Highlights Significant operating cash flow generation in trough of cycle Wholesale business has substantial upside in recovery Strong retail business provides stability New management team committed to taking aggressive actions to reposition the company

Appendix

Definition of Adjusted EBITDA Adjusted EBITDA for retail energy segment represents earnings from continuing operations before depreciation and amortization, interest expense, interest income, income taxes, accrual for payment to CenterPoint Energy (clawback) and includes gains recorded in prior periods that will be realized/collected in 2003. Adjusted EBITDA for wholesale energy segment represents earnings from continuing operations before depreciation and amortization, interest expense, interest income, income taxes, and reversal of California reserves. Note: Definition of adjusted EBITDA applies to all Appendix pages.

2003 EBITDA and EBIT Outlook Reconciliation $ Millions Note: Does not reflect the impact, if any, from our wholesale energy segment's goodwill that we are currently in the process of testing for impairment as of July 2003. See our Form 10-Q filed with the SEC on August 13, 2003 for further discussion.

2003 Earnings Reconciliation Includes loss on sales and discontinued operations of Europe and Desert Basin 1 1 $ Millions Note: Does not reflect the impact, if any, from our wholesale energy segment's goodwill that we are currently in the process of testing for impairment as of July 2003. See our Form 10-Q filed with the SEC on August 13, 2003 for further discussion.

2003 EBITDA Reconciliation to Operating Cash Flow Excludes (a) accrual for payment to CenterPoint Energy (clawback), (b) reversal of California-related reserves, (c) European energy and Desert Basin discontinued operations, and (d) cumulative effect of accounting changes; includes gains recorded in prior periods that will be realized/collected in 2003 (impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03)). Does not reflect the impact, if any, from our wholesale energy segment's goodwill that we are currently in the process of testing for impairment as of July 2003. See our Form 10-Q filed with the SEC on August 13, 2003 for further discussion. Net of approximately $80 million of capitalized interest (included in capex) . Includes approximately $80 million of deferred financing fee amortization, of which $35 million relates primarily to the acceleration of future amortization per the July capital markets issuances. Also includes increased interest expense of approximately $30 million associated with the June and July capital markets issuances and interest rate cap losses of $10 million. Includes approximately $25 million net tax refunds, $55 million interest accrual on secured and convertible notes, and $80 million amortization of deferred financing fees . Includes approximately $165 million of forecasted free cash flow trapped at the Orion subsidiary level to retire bank debt. Free cash flow is operating cash flow less capital expenditures. 5 1,2 3 2 4 $ Millions